DELAWARE GROUP ADVISER FUNDS

Delaware Diversified Income Fund

Supplement to the Fund's Prospectuses
dated December 31, 2002

The Board of Trustees has approved changes to the investment authority ranges for the Fund. Effective November 1, 2003, the Fund will be allowed to allocate the following percentages of net assets in each of the three security market sectors:

  U.S. Investment Grade Sector Under normal circumstances, there is no limit to the amount of the Fund's total assets will be invested in the U.S. investment grade sector. In managing the Fund's assets allocated to the investment grade sector, we will invest principally in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and by U.S. corporations. The corporate debt obligations in which the Fund may invest include bonds, notes, debentures and commercial paper of U.S. companies. The U.S. Government securities in which the Fund may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. Government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. Government.

The investment grade sector of the Fund's assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by government sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, non-government entities. Subject to the quality limitations, the Fund may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans and leases.

Securities purchased by the Fund within this sector will be rated in one of the four highest rating categories or will be unrated securities that we determine are of comparable quality.
  U.S. High-Yield Sector Under normal circumstances, between 5% and 50% of the Fund's total assets will be allocated to the U.S. High-Yield Sector. We will invest the Fund's assets that are allocated to the domestic high-yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Fund may invest in domestic corporate debt obligations, including, notes, which may be convertible or non-convertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds and pay-in-kind securities ("PIKs").

The Fund will invest in both rated and unrated bonds. The rated bonds that the Fund may purchase in this sector will generally be rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or similarly rated by another nationally recognized statistical rating organization. Unrated bonds may be more speculative in nature than rated bonds.
  International Sector Under normal circumstances, between 5% and 50% of the Fund's total assets will be invested in the International Sector. The International Sector invests primarily in fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed-income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank and the Asian Development Bank.

The Fund may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the Euro. The Fund may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Fund transactions and to minimize currency value fluctuations. Currency considerations carry a special risk for a portfolio that allocates a significant portion of its assets to foreign securities.

The Fund will invest in both rated and unrated foreign securities. It may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries and so-called Brady Bonds. However, investments in emerging markets, Brady Bonds and in foreign securities that are rated below investment grade (e.g. lower than BBB by S&P), or if unrated, judged to be of comparable quality, will, in the aggregate, be limited to no more than 5% of the Fund's total assets. In addition, the Fund may invest in sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, or Global Depositary Receipts. The Fund may also invest in zero coupon bonds and may purchase shares of other investment companies.

Additionally, the Manager will limit non-U.S. dollar denominative securities to no more than 25% of net assets.

This Supplement is dated September 23, 2003.